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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                              --------------------

        Date of Report (Date of earliest event reported): August 1, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.

             (Exact Name of Registrant as Specified in its Charter)


         Connecticut                  001-31266               No. 06-1008174

(State or Other Jurisdiction      (Commission File            (IRS Employer
       of Incorporation)               Number)              Identification No.)


         One Tower Square, Hartford, Connecticut                06183

         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (860) 277-0111

                                 Not Applicable

         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


On August 1, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing a decision of an arbitration panel in connection with asbestos litigation between the Company and ACandS, Inc. The press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                           The following exhibit is filed herewith:

                           Exhibit 99.1 Press Release dated August 1 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRAVELERS PROPERTY CASUALTY CORP.


Date: August 4, 2003

                                    By:    /s/  Paul H. Eddy
                                           ------------------------
                                    Name:  Paul H. Eddy
                                    Title: Deputy General Counsel
                                           And Assistant Secretary
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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
99.1                       Press Release dated August 1, 2003.

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